                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             --------------------


                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             --------------------


                                August 6, 1996
               Date of Report (Date of earliest event reported)


                            Datametrics Corporation
            (Exact name of registrant as specified in its charter)


    Delaware                      0-8567                     95-03545701
- -----------------               ------------               -------------------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

21135 Erwin Street
Woodland Hills, California                                      91367
- --------------------------                                    ----------
(Address of principal                                         (zip code)
executive offices)


                                (818) 598-6200
                                --------------
              Registrant's telephone number, including area code



                               Page 1 of 3 Pages


================================================================================

Item 5.   Other Events.
          ------------

          On August 6, 1996, the Board of Directors (the "Board") of Datametrics Corporation (the "Company") adopted the First Amendment to the Company's Restated By-Laws in order to ensure (i) orderly procedures for nomination of persons for election to the Board of Directors and the proposal of business to be conducted at an annual or special meeting of stockholders, (ii) an orderly procedure for determining which stockholders will be able to take part in a written consent action, (iii) compliance with Rule 14a-13 of the Securities Exchange Act of 1934 and (iv) that any written consent action be efficiently and effectively undertaken without disenfranchising any of the stockholders of the Company. A copy of such amendment is attached hereto as Exhibit 3.0.

Item 7.   Exhibits.
          --------

      Exhibit 3.0 First Amendment to the Restated By-laws of the Company, dated August 6, 1996.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATAMETRICS CORPORATION
                                       -----------------------
                                       (THE REGISTRANT)



                                       By: /s/ Sidney E. Wing
                                           -------------------------------
                                           Sidney E. Wing
                                           President

Date:  August 6, 1996